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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (D)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported) February 17, 2006

                              AZTEC OIL & GAS, INC.
             (Exact name of registrant as specified in its charter)

                                     NEVADA
         (State or other jurisdiction of incorporation or organization)

            000-32015                                  87-0439834
    (Commission File Number)              (IRS Employer Identification Number)

                               Mr. Kirk N. Blackim
                                    President
                              Aztec Oil & Gas, Inc.
                            One Riverway, Suite 1700
                              Houston, Texas 77056
                    (Address of principal executive offices)

                                 (713) 840-6444
              (Registrant's telephone number, including area code)



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SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.02(a). NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

         On February 17, 2006, we concluded that we should restate our audited financial statements for the twelve months ended August 31, 2005 previously filed with the Securities and Exchange Commission, to correct misstatements relating to the accounting for our equity method investment in Z2, LLC. We intend to file restated financial statements for this period to correct this misstatement in Aztec's Annual Report on Form 10-KSB as soon as practicable.

         We have discussed the matters disclosed in this filing with our independent registered public accountants, Malone & Bailey, PC.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                   AZTEC OIL & GAS, INC.




                   By: /s/Kenneth E. Lehrer
                       -------------------------------
                       Kenneth E. Lehrer
                       Chief Financial Officer

Date:  February 20, 2006